                                                                    EXHIBIT 10.1



                ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 22nd day of May, 2002, by and among TROPICAL SPORSTWEAR INT'L CORPORATION, a Florida corporation ("Tropical"), TROPICAL SPORTSWEAR COMPANY, INC., a Delaware corporation ("TSCI"), SAVANE INTERNATIONAL CORP., a Texas corporation (formerly known as Farah Incorporated) ("Savane"), APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel"), TSI BRANDS, INC., a Delaware corporation ("TSI"), TSIL, INC., a Delaware corporation ("TSIL"), DUCK HEAD APPAREL COMPANY, LLC, a Georgia limited liability company ("Duck Head"), and DELTA MERCHANDISING, INC., a South Carolina corporation ("Delta"; Tropical, TSCI, Savane, Apparel, TSI, TSIL, Duck Head and Delta collectively referred to hereinafter as "Borrowers" and individually as a "Borrower"), each with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302; the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders" as provided in the Loan Agreement (as defined below); and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, "Agent") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.


                                    RECITALS:


         Borrowers, Agent and Lenders, are parties to a certain Loan and Security Agreement dated June 10, 1998, as amended by that certain First Amendment to Loan and Security Agreement dated July 9, 1998, that certain Second Amendment to Loan and Security Agreement dated August 27, 1998, that certain Third Amendment to Loan and Security Agreement dated December 31, 1998, that certain Fourth Amendment to Loan and Security Agreement dated May 21, 1999, that certain Fifth Amendment to Loan and Security Agreement dated July 16, 1999, that certain Sixth Amendment to Loan and Security Agreement dated October 28, 1999, that certain Seventh Amendment to Loan and Security Agreement dated November 12, 1999, that certain Eighth Amendment to Loan and Security Agreement dated January 19, 1999, that certain Ninth Amendment to Loan and Security Agreement dated April 12, 2001, and that certain letter agreement dated April 25, 2001 (as at any time amended, the "Loan Agreement"), pursuant to which Lenders have made certain revolving credit loans and letter of credit accommodations to Borrowers.

         Borrowers have requested that Agent and Lenders amend the terms of the Loan Agreement. Agent and Lenders are willing to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended by deleting Section 10.3.4 of the Loan Agreement and by substituting the following new Section 10.3.4 in lieu thereof:

                           10.3.4. Consolidated Funded Debt/Consolidated EBITDA.
                  Maintain, as of the end of each Fiscal Quarter, a ratio of Consolidated Funded Debt/Consolidated EBITDA of not more than the ratio shown below for the applicable period corresponding thereto:

                           Period                                               Ratio
                           ------                                               -----
                           Each of the four Fiscal Quarter periods              5.50 to 1.00
                           ending on March 31, 2002, June 30, 2002,
                           September 30, 2002 and December 31, 2002

                           The four Fiscal Quarter periods ending               5.00 to 1.00
                           on March 31, 2003 and each four Fiscal
                           Quarter period thereafter based upon the
                           immediately preceding four Fiscal Quarters

         3. ACKNOWLEDGMENTS AND STIPULATIONS. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the security interests and liens granted by each Borrower in favor of Agent are duly perfected, first priority security interests and liens.

         4. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by Borrowers in the Loan Agreement are true and correct on and as of the date hereof, except to the extent any representation or warranty specifically relates to an earlier date.

         5. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         6. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

         7. EXPENSES OF AGENT. Borrowers jointly and severally agree to pay, ON DEMAND, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.


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         8.       EFFECTIVENESS; GOVERNING LAW. This Amendment shall be
effective upon acceptance by Agent and Lenders in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         11. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         12. FURTHER ASSURANCES. Each Borrower agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         13. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         14. RELEASE OF CLAIMS. TO INDUCE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENT AND LENDERS, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF AGENT AND LENDERS, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST AGENT AND LENDERS ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

         15. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


                                                        BORROWERS:


ATTEST:                                        TROPICAL SPORTSWEAR INT'L
                                                CORPORATION


/s/ Robin Cohan                                By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                               Title: Executive Vice President


ATTEST:                                        TROPICAL SPORTSWEAR COMPANY,
                                               INC.


/s/ Robin Cohan                                By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                               Title: Vice President


ATTEST:                                        SAVANE INTERNATIONAL CORP.
                                               (f/k/a Farah Incorporated)


/s/ Robin Cohan                                By: /s/ N. Larry McPherson
Secretary
[CORPORATE SEAL]                               Title: Vice President


ATTEST:                                        APPAREL NETWORK CORPORATION


/s/ Robin Cohan                                By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                               Title: Vice President



                    [Signatures continued on following page.]

ATTEST:                                      TSI BRANDS, INC.


/s/ Robin Cohan                              By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                             Title: Vice President


ATTEST:                                      TSIL, INC.


/s/ Robin Cohan                              By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                             Title: Vice President


ATTEST:                                      DUCK HEAD APPAREL COMPANY, LLC


/s/ Robin Cohan                              By: /s/ N. Larry McPherson
Assistant Secretary
                                             Title: Vice President


ATTEST:                                      DELTA MERCHANDISING, INC.


/s/ Robin Cohan                              By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                             Title: Vice President



                                             LENDERS:

                                             FLEET CAPITAL CORPORATION


                                             By: /s/ Elizabeth Waller

                                             Title: Vice President



                    [Signatures continued on following page.]


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

                                      GMAC COMMERCIAL CREDIT LLC


                                      By:
                                         ------------------------------------

                                      Title:
                                            ---------------------------------

                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION (f/k/a First Union
                                      National Bank)


                                      By: /s/ John Trainor

                                          Title: Vice President


                                      BANK OF AMERICA, N.A.


                                      By: /s/ Michael Crow

                                          Title: Vice President



                                      AGENT:

                                      FLEET CAPITAL CORPORATION,
                                      as Agent


                                      By: /s/ Elizabeth Waller

                                          Title: Vice President





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